Exhibit 99.1

                         [Dycom Industries, Inc. Logo]
                                  [Letterhead]

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact: Steven E. Nielsen, President and CEO
Richard L. Dunn, Senior Vice President and CFO
(561) 627-7171 Palm Beach Gardens, Florida November 24, 2003

DYCOM ANNOUNCES FISCAL 2004 FIRST QUARTER EARNINGS AND PROVIDES GUIDANCE FOR THE SECOND QUARTER OF FISCAL 2004

PALM BEACH GARDENS, FLORIDA, November 24, 2003 -- Dycom Industries, Inc. (NYSE
Symbol: "DY") announced its results today for the first quarter ended October 25, 2003. The Company reported net income for the quarter ended October 25, 2003 of $13.9 million, or $0.29 per common share diluted. Net income for the quarter ended October 26, 2002 was $4.1 million or $0.09 per common share diluted. This represents a year over year increase of 222.2% in earnings per common share diluted. Total contract revenues for the quarter ended October 25, 2003 were $196.0 million compared to total contract revenues of $158.5 million for the quarter ended October 26, 2002 an increase of 23.7%.

Dycom also announced its outlook for the second quarter of fiscal 2004. The Company currently expects revenue for the second quarter of fiscal 2004 to range from $140 million to $155 million and diluted earnings per share to range from $0.13 to $0.17. These amounts do not include any revenues or earnings from the previously announced acquisitions of First South Utility Construction, Inc. and Utiliquest Holdings Corp. The Company expects these acquisitions to be consummated no later than the first week in December, however, completion of each of these acquisitions is subject to certain customary conditions, including in the case of Utiliquest, termination of the 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended. Dycom will update its outlook upon the closings of these acquisitions.

A Tele-Conference call to review the Company's results and address its outlook will be hosted at 9:00 a.m. (ET), Tuesday, November 25, 2003; Call 888-428-4479 (United States) or 651-291-5254 (International) and request "Dycom Earnings" conference call. A live webcast of the conference call will be available at http://www.dycomind.com. If you are unable to attend the conference call at the scheduled time, a replay of the live webcast will also be available at http://www.dycomind.com until Wednesday, December 24, 2003.

Dycom is a leading provider of engineering, construction, and maintenance services to telecommunication providers throughout the United States. Additionally, the Company provides similar services related to the installation of integrated voice, data, and video local and wide area networks within office buildings and similar structures. Dycom also provides underground utility locating and mapping and electric utility construction services.

This press release contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. Such statements include, but are not limited to, the Company's expectations for revenues and earnings per share. These statements are based on management's current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. Such risks and uncertainties include: business and economic conditions in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, whether pending acquisitions are consummated and, if consummated, the timing thereof, the anticipated outcome of other contingent events, including litigation, liquidity needs and the availability of financing, as well as other risks detailed in our filings with the Securities and Exchange Commission.

NYSE: "DY"

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
October 25, 2003 and July 26, 2003

                                                         October 25,    July 26,
($ in 000's)                                                2003          2003
                                                         -----------    --------

ASSETS
Current Assets:
Cash and equivalents                                      $149,794      $129,852
Accounts receivable, net                                   124,803       121,980
Costs & estimated earnings in excess of billings            37,319        34,814
Deferred tax assets, net                                     9,270         8,779
Inventories                                                  3,068         2,670
Other current assets                                        10,563         7,378
                                                          --------      --------
Total current assets                                       334,817       305,473


Property and Equipment, net                                 80,666        86,894
Intangible assets, net                                     107,281       107,345
Deferred tax asset, net                                      7,261         7,167
Other                                                       28,908        29,664
                                                          --------      --------
Total                                                     $558,933      $536,543
                                                          ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable                                          $ 26,359        22,735
Notes payable                                                    9            10
Billings in excess of costs & estimated earnings               721           703
Accrued self-insurance claims                               11,259        11,219
Customer advances                                             --               2
Income taxes payable                                         8,267         5,169
Other accrued liabilities                                   32,083        30,896
                                                          --------      --------
Total current liabilities                                   78,698        70,734


Notes payable                                                   18            20
Accrued self-insured claims                                 13,634        14,175
Other liabilities                                            1,116         1,274

Stockholders' Equity                                       465,467       450,340
                                                          --------      --------

Total                                                     $558,933      $536,543
                                                          ========      ========

NYSE: "DY"

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     Three Months Ended
                                             -----------------------------------
                                               October 25,          October 26,
($ in 000's except EPS)                           2003                 2002
                                             ---------------      --------------


Contract revenues earned                        $196,021            $158,481

Cost of earned revenues                          147,050             123,580
General & administrative expenses                 17,508              18,275
Depreciation & amortization                        9,334              10,830
                                                --------            --------

Total costs and expenses                         173,892             152,685
                                                --------            --------

Interest income, net                                 318                 275
Other income, net                                    846               1,085
                                                --------            --------

Income before income taxes                        23,293               7,156

Provision for income taxes                         9,366               3,041
                                                --------            --------

Net income                                      $ 13,927            $  4,115
                                                ========            ========

Earnings per common share:

Basic earnings per share                        $   0.29            $   0.09
                                                ========            ========

Diluted earnings per share                      $   0.29            $   0.09
                                                ========            ========

Shares used in computing earnings
  per common share:
   Basic                                          48,029              47,863
                                                ========            ========

   Diluted                                        48,486              47,867
                                                ========            ========

NYSE: "DY"

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                                                 Three Months Ended
                                                                          ------------------------------
                                                                           October 25,      October 26,
($ in 000's)                                                                  2003              2002
                                                                          -------------    -------------

Increase (Decrease) in Cash and Equivalents from:
OPERATING ACTIVITIES:
Net Income                                                                $  14,626        $   4,115
Adjustments to reconcile net cash provided by operating activities:
   Depreciation and amortization                                              9,334           10,830
   Bad debts expense                                                            638              430
   Gain on disposal of assets                                                  (595)            (825)
   Deferred income taxes                                                       (308)          (1,119)
   Other                                                                         19
Change in operating assets and liabilities, net of
  acquisitions and divestitures:
(Increase) decrease in operating assets:
   Accounts receivable, net                                                  (3,637)         (19,076)
   Unbilled revenues, net                                                    (2,487)             856
   Other current assets                                                      (3,957)          (2,450)
   Other assets                                                                 755               16
Increase (decrease) in operating liabilities:
   Accounts payable                                                           3,999              400
   Customer advances                                                             (2)              52
   Accrued self-insured claims and other liabilities                           (379)             259
   Accrued income taxes                                                       3,204            1,821
                                                                          ---------        ---------
Net cash inflow (outflow) from operating activities                          21,210           (4,691)
                                                                          ---------        ---------

INVESTING ACTIVITIES:
   Capital expenditures                                                      (3,813)          (2,107)
   Proceeds from sale of assets                                               1,366            1,888
                                                                          ---------        ---------
Net cash outflow from investing activities                                   (2,447)            (219)
                                                                          ---------        ---------

FINANCING ACTIVITIES:
   Principal payments on notes payable and bank lines-of-credit                  (2)             (27)
   Exercise of stock options                                                  1,181              206
                                                                          ---------        ---------
Net cash inflow from financing activities                                     1,179              179
                                                                          ---------        ---------

NET CASH INFLOW (OUTFLOW) FROM ALL ACTIVITIES                                19,942           (4,731)

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD                                 129,852          116,052
                                                                          ---------        ---------

CASH AND EQUIVALENTS AT END OF PERIOD                                     $ 149,794        $ 111,321
                                                                          =========        =========
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